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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2004


                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-26091                  52-2135448
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

             110 TURNPIKE ROAD, SUITE 203
              WESTBOROUGH, MASSACHUSETTS                 01581
       (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (508) 871-7046


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         TC PipeLines, LP owns a 30% general partner interest in Northern Border Pipeline Company. The remaining 70% is owned by Northern Border Partners, L.P., a publicly traded limited partnership. On November 17, 2004, Northern Border Partners, L.P. announced that ONEOK, Inc. had closed the purchase of two of Northern Border Partners' general partners, Northern Plains Natural Gas Company and Pan Border Gas Company. As a result of this purchase ONEOK, Inc. now owns 82.5% of the general partner interest and 500,000 common units of Northern Border Partners.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TC PipeLines, LP
                                                     By: TC PipeLines GP, Inc.,
                                                     its general partner


Date: November 18, 2004                              By: /s/ Russell K. Girling
                                                         -----------------------
                                                         Russell K. Girling
                                                         Chief Financial Officer